Exhibit 32.1



CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officer of Advanced ID Corporation (the "Company"), hereby certifies, to such officer's knowledge, that the Company's Amended Quarterly Report on Form 10-Q for the three months ended March 31, 2008 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                 /s/Dan Finch
                                 ----------------------
                                 Dan Finch
                                 Chief Executive Officer

August __, 2008